                                            Exhibit 21
Subsidiaries as of December 31, 2025

Name	State or Country of Organization
Agila Australasia Pty Ltd	Australia
Alphapharm Pty. Ltd.	Australia
Mylan Australia Holding Pty Ltd	Australia
Mylan Australia Pty Limited	Australia
Upjohn Australia Pty Ltd	Australia
Viatris Pty. Ltd.	Australia
Arcana Arzneimittel GmbH	Austria
Viatris Austria GmbH	Austria
Upjohn BV	Belgium
Viatris BV	Belgium
Viatris GX BV	Belgium
Viatris Healthcare NV Viatris International Supply Point BV	Belgium Belgium
Mylan Bermuda Ltd.	Bermuda
Viatris BH, društvo sa ograničenom odgovornošću za trgovinu i usluge	Bosnia and Herzegovina
Viatris Farmaceutica do Brasil Ltda	Brazil
Viatris Brasil Importadora e Distribuidora De Medicamentos Ltda	Brazil
Mylan EOOD	Bulgaria
BGP Pharma ULC	Canada
Mylan Pharmaceuticals ULC	Canada
Upjohn Canada ULC	Canada
V Investment Co. Ge Zhi (Hainan) Health Investment Co., Ltd.	Cayman Islands China
Ge Zhi (Hainan) Medical Technology Co., Ltd.	China
Ge Zhi Health Management Co., Ltd. Hai Nan Ge Zhi Telemedicine Center Co., Ltd	China China
Idorsia (Beijing) Pharmaceuticals Ltd. Mylan Pharmaceutical Science and Technology (Shanghai) Co., Ltd.	China China
Viatris (Hainan) Investment Co., Ltd.	China

Viatris Pharmaceutical Co., Ltd.	China
Viatris Pharmaceuticals (Dalian) Co., Ltd.	China
Viatris Hrvatska d.o.o.	Croatia
Onco Laboratories Limited	Cyprus
Viatris CZ s.r.o.	Czech Republic
Acton Pharmaceuticals, Inc.	Delaware
Alaven Pharmaceutical LLC	Delaware
ALVP Holdings, LLC	Delaware
Delcor Asset Corporation	Delaware
Denco Asset, LLC	Delaware
Deogun Manufacturing, LLC	Delaware
Dey Limited Partner LLC	Delaware
Dey, Inc.	Delaware
EMD, Inc.	Delaware
Ezio Pharma, Inc.	Delaware
Franklin Pharmaceutical LLC	Delaware
Greenstone LLC	Delaware
Madaus Inc.	Delaware
Marquis Industrial Company, LLC	Delaware
Meda Pharmaceuticals Inc.	Delaware
Mylan API Inc.	Delaware
Mylan Consumer Healthcare, Inc.	Delaware
Mylan D.T. (U.S.) Holdings, Inc.	Delaware
Mylan D.T. DPT Partner Sub, LLC	Delaware
Mylan D.T., Inc.	Delaware
Mylan Holdings Inc.	Delaware
Mylan Holdings I LLC	Delaware
Mylan Holdings II LLC	Delaware
Mylan Institutional LLC	Delaware
Mylan Investment Holdings 4 LLC	Delaware
Mylan Investment Holdings 5 LLC	Delaware
Mylan Investment Holdings 6 LLC	Delaware
Mylan Securitization LLC	Delaware
Mylan Special Investments LLC	Delaware

Mylan Special Investments II, LLC	Delaware
Mylan Special Investments III, LLC	Delaware
Mylan Special Investments IV, LLC	Delaware
Mylan Special Investments V, LLC	Delaware
Mylan Special Investments VI, LLC	Delaware
Nimes Inc.	Delaware
Oyster Point Pharma, Inc.	Delaware
Powder Street, LLC	Delaware
Prestium Pharma, Inc.	Delaware
Somerset Pharmaceuticals, Inc.	Delaware
Upjohn US 2 LLC	Delaware
Upjohn US Employment Inc.	Delaware
Upjohn US Holdings Inc.	Delaware
Upjohn Worldwide Holdings Inc.	Delaware
Utah Acquisition Holdco Inc.	Delaware
Utah Acquisition Sub Inc.	Delaware
Viatris Holdco Inc.	Delaware
Viatris Enterprises LLC	Delaware
Viatris Holdings LLC	Delaware
Viatris Overseas Inc.	Delaware
Viatris Pharmaceuticals LLC	Delaware
Viatris Specialty LLC	Delaware
Viatris US Holdings 4 LLC	Delaware
Viatris US Holdings 5 LLC	Delaware
Viatris US Supply Hub LLC	Delaware
Wallace Pharmaceuticals Inc.	Delaware
Mylan ApS	Denmark
Viatris ApS	Denmark
Viatris Egypt Pharmaceutical S.A.E.	Egypt
Viatris Egypt S.A.E.	Egypt
Viatris Health Care	Egypt
Agila Specialties Investments Limited	England & Wales
Generics (U.K.) Limited	England & Wales
Mylan Holdings Acquisition Limited	England & Wales
Mylan Holdings Acquisition 2 Limited	England & Wales

Mylan Holdings Ltd.	England & Wales
Mylan Pharma UK Limited	England & Wales
Upjohn UK 2 Ltd.	England & Wales
Upjohn UK Limited	England & Wales
Viatris Products Limited	England & Wales
Viatris UK Healthcare Limited	England & Wales
Viatris OÜ	Estonia
Viatris Oy	Finland
Mylan Generics France Holding S.A.S.	France
Mylan Laboratories S.A.S.	France
Viatris Healthcare	France
Viatris Medical	France
Viatris Sante	France
Viatris Up	France
Erste Madaus Beteiligungs GmbH	Germany
Madaus GmbH	Germany
MEDA Germany Holding GmbH	Germany
MEDA Manufacturing GmbH	Germany
MEDA Pharma GmbH & Co. KG	Germany
MWB Pharma GmbH	Germany
Mylan dura GmbH	Germany
Mylan Germany GmbH	Germany
Pharmazeutische Union GmbH	Germany
PharmLog Pharma Logistik GmbH	Germany
ROTTAPHARM | MADAUS GmbH	Germany
VIATRIS GmbH	Germany
Viatris Healthcare GmbH	Germany
Viatris Pharma GmbH	Germany
Zweite Madaus Beteiligungs GmbH	Germany
Mylan (Gibraltar) 4 Limited	Gibraltar
Mylan (Gibraltar) 5 Limited	Gibraltar
Mylan (Gibraltar) 6 Limited	Gibraltar
Mylan (Gibraltar) 7 Limited	Gibraltar
Mylan (Gibraltar) 8 Limited	Gibraltar

Mylan (Gibraltar) 9 Limited	Gibraltar
Viatris Hellas Limited Liability Company	Greece
Mylan Pharmaceutical Hong Kong Limited	Hong Kong
Viatris Healthcare Hong Kong Limited	Hong Kong
Mylan Hungary Kft.	Hungary
Viatris Healthcare Kft.	Hungary
Viatris Services Kft.	Hungary
Mylan Institutional Inc.	Illinois
Famy Life Sciences Private Limited	India
Mylan Laboratories Limited	India
Mylan Pharmaceuticals Private Limited	India
McDermott Laboratories Limited	Ireland
Meda Health Sales Ireland Limited	Ireland
Mylan Investments Limited	Ireland
Mylan IRE Healthcare Limited	Ireland
Mylan Ireland Investment Designated Activity Company	Ireland
Mylan Ireland Limited	Ireland
Mylan Pharma Acquisition Limited	Ireland
Mylan Pharma Group Limited	Ireland
Mylan Pharma Holdings Limited	Ireland
Mylan Pharmaceuticals Limited	Ireland
Mylan Teoranta	Ireland
Rottapharm Limited	Ireland
Upjohn Manufacturing Ireland Unlimited	Ireland
Viatris Healthcare Limited	Ireland
Viatris Limited	Ireland
Mylan S.p.A.	Italy
Viatris Italia S.r.l.	Italy
Viatris Pharma S.r.l.	Italy
Aculys Pharma, Inc.	Japan
Mylan Seiyaku Ltd.	Japan
Viatris Healthcare G.K	Japan
Viatris Pharmaceuticals Japan G.K.	Japan
Viatris SIA	Latvia

Viatris UAB	Lithuania
BGP Products S.à r.l.	Luxembourg
Integral S.A.	Luxembourg
Meda Pharma S.à r.l.	Luxembourg
Mylan Luxembourg 1 S.à r.l.	Luxembourg
Mylan Luxembourg 2 S.à r.l.	Luxembourg
Mylan Luxembourg 3 S.à r.l.	Luxembourg
Mylan Luxembourg 6 S.à r.l.	Luxembourg
Mylan Luxembourg 7 S.à r.l.	Luxembourg
Mylan Luxembourg S.à r.l.	Luxembourg
SIM S.A.	Luxembourg
VI Lux Newco S.à r.l.	Luxembourg
Mylan Healthcare Sdn. Bhd.	Malaysia
Pfizer Parke Davis Sdn. Bhd.	Malaysia
Viatris Sdn. Bhd.	Malaysia
MP Laboratories (Mauritius) Ltd.	Mauritius
Meda Phama, S. de R.L. de C.V.	Mexico
Meda Pharma Servicios, S. de R.L. de C.V.	Mexico
Viatris Healthcare Mexico S. de R.L. de C.V.	Mexico
Viatris Pharmaceuticals S.A.S.	Morocco
Meda Pharma B.V.	Netherlands
Mylan B.V.	Netherlands
Mylan Group B.V.	Netherlands
Mylan II B.V.	Netherlands
Upjohn Belgium B.V.	Netherlands
Upjohn EESV	Netherlands
Upjohn Europe Holdings B.V.	Netherlands
Upjohn Export B.V.	Netherlands
Upjohn Finance B.V.	Netherlands
Upjohn Global Holdings B.V.	Netherlands
Upjohn Group Holdings B.V.	Netherlands
Upjohn International Holdings B.V.	Netherlands
Upjohn Vietnam Dutch B.V.	Netherlands
Viatris Enterprise Holding B.V.	Netherlands

Viatris Healthcare B.V.	Netherlands
Viatris Ireland Holding B.V.	Netherlands
Viatris Manufacturing B.V.	Netherlands
Viatris Mexico Holding B.V.	Netherlands
Viatris Netherlands B.V.	Netherlands
Viatris Philippines Holding B.V.	Netherlands
Viatris Turkey Holding B.V.	Netherlands
FamyGen Life Sciences, Inc.	Nevada
Agila Specialties Inc.	New Jersey
Viatris Limited	New Zealand
Viatris Pharmaceuticals Pty Ltd	Nigeria
Mylan Health Management LLC	North Carolina
Viatris AS	Norway
ZpearPoint AS	Norway
MLRE LLC	Pennsylvania
Mylan Holdings Sub Inc.	Pennsylvania
Mylan Inc.	Pennsylvania
Synerx Pharma, LLC	Pennsylvania
Viatris, Inc.	Philippines
Viatris Pharmaceuticals, Inc.	Philippines
Viatris Healthcare spółka z o.o.	Poland
Viatris Trade sp. z o.o.	Poland
BGP Products, Unipessoal, LDA	Portugal
Laboratorios Anova - Produtos Farmaceuticos, LDA	Portugal
Laboratorios Delta, S.A.	Portugal
Mylan, Lda	Portugal
Viatris Healthcare, Lda.	Portugal
BGP Products S.r.l.	Romania
Mylan Pharma LLC	Russian Federation
Viatris LLC	Russian Federation
Viatris Arabia Limited “LLC”	Saudi Arabia
Viatris Arabia Regional Headquarters	Saudi Arabia
Viatris Healthcare Drustvo SA Ogranicenom Odgovornoscu Beograd-Novi Beograd	Serbia

Mylan Pharmaceuticals Pte. Ltd.	Singapore
Viatris Asia Pacific Pte Ltd.	Singapore
Viatris Private Limited	Singapore
Viatris Singapore Pte Ltd.	Singapore
Viatris Slovakia s.r.o.	Slovakia
Viatris, farmacevtsko podjetje, d.o.o.	Slovenia
Meda Pharma South Africa (Pty) Limited	South Africa
Mylan Pharmaceuticals (Pty) Ltd.	South Africa
SCP Pharmaceuticals (Proprietary) Limited	South Africa
Upjohn South Africa Proprietary Limited	South Africa
Viatris Healthcare (Pty) Ltd	South Africa
Viatris South Africa (Proprietary) Limited	South Africa
Viatris Korea	South Korea
Fundacion Viatris para la Salud	Spain
Meda Pharma, S.L.	Spain
Viatris Pharmaceuticals, S.L.	Spain
Abbex AB	Sweden
BGP Products AB	Sweden
Ipex AB	Sweden
Ipex Medical AB	Sweden
Meda AB	Sweden
Meda OTC AB	Sweden
Mylan AB	Sweden
Mylan Sweden Holdings AB	Sweden
Recip AB	Sweden
Scandinavian Pharmaceuticals-Generics AB	Sweden
Viatris AB	Sweden
BGP Products Operations GmbH	Switzerland
MEDA Pharma GmbH	Switzerland
MEDA Pharmaceuticals Switzerland GmbH	Switzerland
Mylan Holdings GmbH	Switzerland
Mylan Pharma GmbH Viatris Innovation GmbH	Switzerland Switzerland
Viatris Pharma GmbH	Switzerland

Mylan (Taiwan) Limited	Taiwan
Viatris Pharmaceutical Company Limited	Taiwan
DPT Laboratories, Ltd.	Texas
Mylan Bertek Pharmaceuticals Inc.	Texas
Viatris Healthcare (Thailand) Limited	Thailand
Viatris Pharmaceuticals (Thailand) Limited	Thailand
Viatris (Thailand) Limited	Thailand
Viatris Ilaclari Limited Sirketi	Turkey
Meda Pharmaceuticals MEA FZ-LLC	United Arab Emirates
Mylan FZ-LLC	United Arab Emirates
Viatris Middle East FZ-LLC	United Arab Emirates
American Triumvirate Insurance Company	Vermont
Mylan International Holdings, Inc.	Vermont
Viatris Vietnam Limited Company	Vietnam
MP AIR, Inc.	West Virginia
Mylan Pharmaceuticals Inc.	West Virginia
Mylan Technologies, Inc.	West Virginia
Mylan ASI LLC	Wyoming